AMENDMENT NO. 5
                                     TO THE
                          COLUMBUS MCKINNON CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN

                             IRS Technical Amendment

     Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), as amended and restated in its entirety effective April 1, 1989, and as further amended by Amendment Nos. 1-4, in accordance with Section 11.1 of the Plan, as follows:

     1. Subsection (f) of Section 14.2, entitled "Required Aggregation Group", is amended effective as of April 1, 1989 to read as follows:

          "(f) "REQUIRED AGGREGATION GROUP" means [1] each qualified plan of the
     Section 416 Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (regardless of whether the plan has terminated), and [2] any other qualified plan of the Section 416 Employer which enables a plan described in [1] to meet the requirements of Sections 401(a)(4) or 410(b) of the Code."

     2. Section 14.7, entitled "Minimum Benefits", is amended effective as of April 1, 1989 to read as follows:

     "14.7 MINIMUM CONTRIBUTIONS. For each Plan Year in which the Plan is a Top-Heavy Plan, a Participant who is an Employee of a Section 416 Employer on the last day of the Plan Year shall receive a minimum contribution as provided in this Section 14.7.

          (a) EMPLOYEES WHO DO NOT PARTICIPATE IN A DEFINED BENEFIT PLAN. In the case of a Participant who is a Non-key Employee and who does not participate in any defined benefit plan of the Section 416 Employer, the
     Section 416 Employer shall provide an additional contribution under this Plan (or under another defined contribution plan) equal to the difference between the aggregate contributions made on his behalf under this Plan and all other defined contribution plans of the Section 416 Employer for the Plan Year and 3 percent of the Participant's Section 416 Compensation for the Plan Year (the "minimum contribution").

          (b) EMPLOYEES WHO PARTICIPATE IN A DEFINED BENEFIT PLAN.

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              (1) ACCRUAL OF MINIMUM  BENEFIT UNDER DEFINED  BENEFIT PLAN. It is
          contemplated that each Participant who is a Non-key Employee and who participates in a defined benefit plan of the Section 416 Employer will accrue a minimum benefit under the top-heavy minimum benefit accrual provisions of the defined benefit plan of the Section 416 Employer.

              (2) FAILURE TO ACCRUE MINIMUM BENEFIT UNDER DEFINED BENEFIT PLAN. In the case of a Participant who is a Non-key Employee, who participates in a defined benefit plan of the Section 416 Employer, and who does not accrue a minimum benefit under the top-heavy minimum benefit provisions of such plan, the Section 416 Employer shall provide an additional contribution under this Plan (or under another defined contribution plan) equal to the difference between the aggregate contributions made on his behalf under this Plan and all other defined contribution plans of the Section 416 Employer for the Plan Year and 5 percent of the Participant's Section 416 Compensation for the Plan Year (the "minimum contribution"). For any Plan Year that includes the last day of a Limitation Year (as defined in Section 13.2(e)) in which Employer elects to use 1.25 in the denominators of the defined benefit fraction and defined contribution fraction in applying Code Section 415(e), the term "7.5 percent" shall be substituted for "5 percent" in the preceding sentence.

          (c) ADDITIONAL RULES. The following additional rules shall apply in determining the amount of any minimum contribution to be made with respect to a Participant under this Section 14.7.

               (1)  SOCIAL  SECURITY  CONTRIBUTIONS  DISREGARDED.   The  minimum
          contribution is determined without regard to any social security contribution.

               (2) MINIMUM SERVICE AND COMPENSATION RULES DISREGARDED. The minimum contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution of the year because of [1] the Participant's failure to complete 1,000 Hours of service (or any equivalent provided in the Plan), or [2] Compensation less than a stated amount."


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          IN WITNESS WHEREOF,  this instrument of amendment has been executed by a duly authorized officer of the Corporation this 28th day of August, 1997.


                                        COLUMBUS  McKINNON  CORPORATION

                                        By     /s/ Ivan E. Shawvan
                                               -------------------
                                        Title  V.P. Human Resources
                                               --------------------



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